Exhibit 13.1

BULLISH

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas W. Farley, Chairman of the Board of Directors and Chief Executive Officer of Bullish (the “Company”), hereby certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge

1.

the Company’s Annual Report on Form 20-F for the year ended December 31, 2025, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2026	/s/ Thomas W. Farley
Thomas W. Farley Chairman of the Board of Directors and Chief Executive Officer